Exhibit 10.1(e)
FIFTH AMENDMENT TO LEASE
(8383 Wilshire Boulevard)
     THIS FIFTH AMENDMENT TO LEASE (“Fifth Amendment”) is made and entered into as of the 31st day of January, 2006, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership (“Landlord”) and SPARK NETWORKS PLC (formerly known as MatchNet plc), a public limited company organized and existing under the laws of England and Wales and qualified to do business in California (“Tenant”).
RECITALS
     A. Landlord and Tenant entered into that certain Standard Office Lease dated as of September 1, 2000 (“Original Lease”), as amended by that certain First Amendment to Lease dated as of September 5, 2000 (“First Amendment”), that certain Second Amendment to Lease dated as of January 16, 2003 (“Second Amendment”), that certain Third Amendment to Lease dated as of October 30, 2003 (the “Third Amendment”), and that certain Fourth Amendment to Lease dated as of May 14, 2004 (the “Fourth Amendment”), whereby Landlord leased to Tenant and Tenant leased from Landlord certain office space (“Expanded Premises”) located in that certain building located and addressed at 8383 Wilshire Boulevard, Beverly Hills, California (the “Building”). The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, are sometimes collectively referred to herein as the “Lease.”
     B. The Lease expires in accordance with its terms on July 31, 2006 (“Expiration Date”).
     C. Notwithstanding the foregoing, by this Fifth Amendment, Landlord and Tenant desire to reduce the Expanded Premises by 1,705 rentable square feet, extend the Term of the Lease for a period of twelve (12) months, and to otherwise modify the Lease as provided herein.
     D. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
     1. The Premises. Landlord and Tenant hereby agree that pursuant to the Lease, Landlord currently leases to Tenant and Tenant currently leases from Landlord that certain office space in the Building containing 26,660 rentable square feet, consisting of Suites 800, 809, 810 and 840, located on the eighth (8th) floor of the Building (the “Expanded Premises”), as outlined on Exhibit “A” to the Lease. During the Extended Term, Tenant shall continue to lease and occupy all of the Expanded Premises, provided Tenant shall surrender Suite 840 and Landlord shall accept surrender of Suite 840, consisting of 1,705 rentable square feet, in its current “as is” condition. Accordingly, for purposes of this Fifth Amendment, Tenant shall continue to lease

Suites 800, 809 and 810, consisting of 24,955 rentable square feet, which space shall be hereafter be known and referred to as the “Premises.”
     2. Extended Term. The Expiration Date shall be extended such that the Lease shall terminate on July 31, 2007 (“New Termination Date”). The period from August 1, 2006 (the “New Commencement Date”) through the New Termination Date, shall be referred to herein as the “Extended Term.” Tenant shall not have any right to extend the Lease beyond the Extended Term; accordingly Article 31 of the Original Lease is deleted.
     3. Monthly Basic Rental. Notwithstanding anything to the contrary in the Lease, during the Extended Term, Tenant shall pay, in accordance with the terms of the Lease, as amended by the provisions of this Section 3, Monthly Basic Rental for the Premises equal to Fifty Six Thousand One Hundred Forty Eight and 75/100 ($56,148.75), based on $2.25 per rentable square foot.
     4. Base Year; Tenant’s Proportionate Share. Notwithstanding anything to the contrary contained in the Lease, during the Extended Term, (i) the Base Year shall mean the 2006 calendar year, and (ii) Tenant’s Proportionate Share of any increase in Direct Costs for the Premises shall be 5.89%.
     5. Condition of the Premises. Tenant acknowledges that it currently occupies the Premises, and Tenant hereby agrees to accept the Premises in its “as-is” condition and Tenant hereby acknowledges that Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises during the Extended Term. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises. Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be obligated to remove the Alterations installed in the Premises as of the date of this Fifth Amendment as a condition of Tenant’s surrender of the Premises.
     6. Services. Notwithstanding anything to the contrary contained in Article 11 of the Lease, Landlord shall, subject to reimbursement under Article 3 of the Lease, have the restrooms contained on the floor on which the Premises are located cleaned two (2) times per day, five days per week, except for national and local holidays. Subject to availability, Tenant may elect to have additional janitorial services, provided that any services provided by Landlord to Tenant in addition to the foregoing shall be at Tenant’s sole cost and expense.
     7. Security Deposit. Tenant has previously deposited with Landlord Fifty Two Thousand Nine Hundred Sixty Three and 27/100 Dollars ($52,963.27) as a Security Deposit under the Lease. Landlord shall continue to hold the Security Deposit in accordance with the terms and conditions of Article 4 of the Lease.
     8. Brokers. Each party represents and warrants to the other that other than Cresa Partners (“Broker”), no broker, agent or finder negotiated or was instrumental in negotiating or consummating this Fifth Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder’s fee by any entity other than Broker who claims or alleges that they are entitled to a commission based on the acts of the indemnifying party.
     9. Defaults. Tenant and Landlord hereby represent and warrant to the other that, as of the date of this Fifth Amendment, each party is in full compliance with all terms, covenants and conditions of the Lease and to such party’s current knowledge, there are no breaches or defaults under the Lease by Landlord or Tenant, and that neither party knows of any events or circumstances which, given the passage of time or notice or both, would constitute a default under the Lease by either Landlord or Tenant.
     10. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THE LEASE (AS AMENDED BY THIS FIFTH AMENDMENT), FOR DAMAGES FOR ANY BREACH UNDER THE LEASE (AS AMENDED BY THIS FIFTH AMENDMENT), OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY UNDER THE LEASE (AS AMENDED BY THIS FIFTH AMENDMENT); PROVIDED THAT IF SUCH WAIVER IS DETERMINED NOT TO BE ENFORCEABLE UNDER APPLICABLE LAWS, THE PARTIES HEREBY AGREE TO PROCEED WITH JUDICIAL REFERENCE PURSUANT TO CIVIL PROCEDURE CODE 638 ET SEQ, AS IT MAY BE AMENDED, REPLACED OR SUPPLEMENTED FROM TIME TO TIME, EXCEPT AS TO ANY SUMMARY PROCEEDING.
     11. No Further Modification. The following terms shall be of no further force and effect during the Extended Term: The entire Fourth Amendment, other than Section 6 (Security Deposit). Except as set forth in this Fifth Amendment, all of the terms and provisions of the Lease shall apply to the Premises during the Extended Term, are hereby expressly ratified, and shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the “Lease” shall refer to the Lease, as amended by this Fifth Amendment.

     IN WITNESS WHEREOF, this Fifth Amendment has been executed as of the day and year first above written.

“LANDLORD”		“TENANT”

ARDEN REALTY LIMITED		SPARK NETWORKS PLC, a public limited
PARTNERSHIP, a Maryland limited		Company organized and existing under the
partnership		laws of England and Wales

BY:	Arden Realty, Inc.,	By: /s/ DAVID E. SIMINOFF
	a Maryland corporation	Name: DAVID E. SIMINOFF
	Its: general partner	Its: CHIEF EXECUTIVE OFFICER

By: /s/ Mark G. Thompson
Name: Mark G. Thompson
Its: CFO

By:	/s/ Robert C. Peddicord
Robert C. Peddicord
Its:	Executive Vice President
Operations and Leasing

4